                               SECOND AMENDMENT TO
                            SECURED CREDIT AGREEMENT
                                   AND WAIVER

         This SECOND AMENDMENT TO SECURED CREDIT AGREEMENT (this "Amendment"), dated as of July 26, 1999, is among BROWNSTONE HOLDINGS, INC., a Delaware corporation ("Brownstone"), ECOLOGY KIDS, INC., a Delaware corporation ("Ecology Kids"), DIPLOMAT HOLDINGS, INC., a California corporation ("Diplomat") and LEW MAGRAM LTD., a New York corporation ("Lew Magram"); Brownstone, Ecology Kids, Diplomat and Lew Magram are hereinafter referred to, collectively, as "Borrowers" and individually, as a "Borrower"), FIRST SOURCE FINANCIAL LLP, an Illinois registered limited liability partnership ("Lender") and DIPLOMAT DIRECT MARKETING CORPORATION, a Delaware corporation, in its capacity as funds administrator and borrowing agent for the Borrowers (in such capacity, the "Funds Administrator") (this and all other capitalized terms used herein are defined in Section 1 of the Credit Agreement defined below).

                                R E C I T A L S:

         A. Borrowers, Parent and Lender are parties to that certain Secured Credit Agreement dated as of May 12, 1999, as amended (the "Credit Agreement"), subject to the terms and conditions of which Lender has agreed to make loans and other financial accommodations to Borrowers.

         B. Borrowers have not complied with the Borrowing Base and intercompany loan restrictions under the Credit Agreement, and Borrowers have requested Lender to increase availability under the Borrowing Base by providing an advance against additional Collateral pledged by The Rubin Family Irrevocable Stock Trust U/A Dated April 30, 1997 (the "Trust").

         C. Borrowers are in non-compliance with certain covenants contained in the Credit Agreement (the "Existing Defaults") and have indicated they expect to be in non-compliance with certain financial covenants as of June 30, 1999 (the "Financial Defaults"; the Existing Defaults and the Financial Defaults are referred to collectively as the "Current Defaults"), and Borrowers have requested Lender to waive the Current Defaults.

         D. Subject to the terms and conditions of this Amendment, Lender has agreed to include the additional Collateral pledged by the Trust in the Borrowing Base and waive the Current Defaults.

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and subject to the terms and conditions hereof, Funds Administrator, Borrowers and Lender hereby agree as follows:

         1. Definitions. All capitalized terms used but not elsewhere defined in this Amendment shall have the respective meanings ascribed thereto in the Credit Agreement.
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         2. Amendments to Credit Agreement. The Credit Agreement is amended as follows:

         2.01. Section 1.1 of the Credit Agreement is hereby amended by amending and restating the following definitions in their entirety:

                  "Change of Control" shall mean (i) failure of Parent to own, legally and beneficially, one hundred percent of the issued and outstanding capital stock of any Borrower or (ii) when any Person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, other than Parent, Borrowers, any of their wholly-owned Subsidiaries or any of their employee benefit plans, becomes the beneficial owner of the Parent's Equity Interests having fifty percent (50%) or more of the combined voting power of the then outstanding Equity Interests of the Parent that may be cast for the election of directors of the Parent (other than as a result of issuance of Equity Interests initiated by Parent in the ordinary course of business), or
(iii) two-thirds of the Parent's Board of Directors is removed or not re-elected, or (iv) any two of Warren H. Golden (President and Chief Executive Officer), Irving Magram (Director of Catalogs), and Mark J. McSweeney (Chief Financial Officer), shall resign or be terminated, other than for cause and other than as a result of death or disability, from their respective current offices and capacities with the Parent and the Borrowers, and a successor or successors acceptable to Lender shall not have been elected or appointed, as applicable, within ninety (90) days after such resignation or termination; provided, that if no such successor is elected or appointed, as applicable, an Event of Default shall be deemed to have occurred and be continuing from and after the date of such resignation or termination.

                  "Pledge Agreements" shall mean the (i) Pledge Agreement from Parent dated of even date herewith; (ii) Pledge Agreement from Robert Rubin dated of even date herewith and (iii) Pledge Agreement from the Trust dated as of July 26, 1999, each in favor of Lender, as the same may, in each case, be amended, modified, supplemented or replaced from time to time.

                  "Pledged Cash Collateral" shall mean any certificates of deposit or other Cash Equivalent deposits or cash in depositary accounts (i) pledged by Robert Rubin or Trust to Lender and maintained at the Master Account Bank pursuant to a pledge or security agreement in form and substance satisfactory to the Lender and the Master Account Bank and (ii) in which Lender shall have a valid and perfected first priority Lien. Notwithstanding the foregoing to the contrary, Pledged Cash Collateral shall also include, through the period ending August 31, 1999, the value, calculated based upon the bid price reported as of the previous Business Day by the Securities Intermediary, of the common stock of Tadeo Holdings, Inc. pledged by Trust pursuant to the Pledge Agreement executed by Trust dated as of July 26, 1999; provided that (i) such stock continues to be actively traded on the Nasdaq stock market (ii) the bid price of such stock is never less than $2.00 and (iii) for the period ending July 30, 1999, the maximum value of each share of Tadeo Holdings, Inc. stock shall, for the purposes of each Borrowing base, be $3.25, and (iv) thereafter, the maximum value of each share of Tadeo Holdings, Inc. stock shall, for the purposes of each Borrowing Base, be $2.75.

         2.02. Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in the alphabetically appropriate places therein:

                  "Securities Intermediary" shall mean the Master Account Bank or Salomon Brothers Smith Barney, Inc.

                  "Trust" shall mean The Rubin Family Irrevocable Stock Trust U/A Dated April 30, 1997.

         2.03. Schedule 10.21 is hereby deleted and Schedule 10.21 attached to this Amendment is substituted in lieu thereof, provided, however, Lender does not waive any noncompliance with any provision of the Credit Agreement arising from the attachment of any Lien for failure to pay taxes.

         3. Waivers.

         (a) Borrowers have failed to submit monthly financial statements as required by Section 11.1(c) of the Credit Agreement for April and May in 1999;

         (b) Borrowers are currently in noncompliance with Section 2.7 of the Credit Agreement requiring mandatory prepayment of Revolving Loans;

         (c) Borrowers are currently in noncompliance with Section 11.21(ii) of the Credit Agreement restricting intercompany loans; and

         (d) Borrowers have indicated they expect to be in noncompliance with Sections 11.34(a), 11.34(b) and 11.34(c) of the Credit Agreement for the period ending June 30, 1999.

         Upon satisfaction of the conditions precedent set forth in Section 4 of this Amendment, the Lender hereby waives Borrowers' noncompliance with the foregoing sections of the Credit Agreement, but only with regard to the specific instances described above. From and after the date of this Amendment with respect to clauses (a) - (c) above, and for each measurement period ending after June 30, 1999 with respect to clause (d) above, Borrowers shall comply with the terms and conditions of the Credit Agreement, which shall remain in full force and effect.

         4. Conditions to Effectiveness. The effectiveness of this Amendment shall be subject to the satisfaction of all of the following conditions in a manner, form and substance satisfactory to Lender:

                  (a) Delivery of Documents. The following shall have been delivered to Collateral Agent, each duly authorized and executed:

                           (1) this Amendment;

                           (2) a Limited Recourse Guaranty of Trust in form and
                  substance satisfactory to the Lender;

                           (3) a Pledge Agreement executed by Trust in favor of
                  the Lender in form and substance satisfactory to the Lender together with UCC financing statements relating thereto;

                           (4) a safekeeping or other account agreements with
                  the Securities Intermediary, in form and substance satisfactory to the Lender which shall provide, among other things, sale of the Pledged Tadeo Stock (defined below) and delivery of all proceeds to an account at the Master Account Bank subject to an Assignment of Deposit Agreement dated as of even date herewith;

                           (5) the Securities Intermediary shall have confirmed
                  receipt of 300,000 unrestricted shares of the common stock of Tadeo Holdings, Inc. (the "Pledged Tadeo Stock");

                           (6) an Assignment of Deposit Agreement contemplated
                  by clause (4) above from Trust and acknowledged by the Master Account Bank;

                           (7) counsel to Tadeo shall have rendered an opinion
                  that there are no restrictions regarding the sale of the Pledged Tadeo stock;

                           (8) counsel to Trust shall have rendered an opinion
                  to Lender regarding the execution and delivery of the Related Documents executed by Trust in form and substance satisfactory to Lender;

                           (9) such other instruments, documents, certificates,
                  consents, waivers and opinions as Lender reasonably may request.

                  (b) Payment of Fee. The Borrowers shall have paid to Lender a fee in the amount $50,000 as consideration for the waivers provided in
         Section 3 of this Amendment and for including the Pledged Tadeo Stock in the Borrowing Base. Lender and Borrowers agree such fee shall be paid from the proceeds of a Revolving Loan which the Funds Administrator hereby requests Lender to make on the date hereof.

                  (c) No Material Adverse Effect. No Material Adverse Effect shall have occurred since the date of the most recent financial statements for Parent and Borrowers received by Lender.

                  (d) Payment of Costs. Borrowers shall have paid or caused to be paid to Lender all out of pocket expenses of Lender relating to this Amendment and the transactions contemplated herein, including, without limitation, the expenses and reasonable fees of Lender's counsel.

                  (e) Satisfaction of Lender's Counsel. All legal matters incident to the transactions contemplated hereby shall be reasonably satisfactory to counsel for Lender.

The date on which all of the conditions set forth in this Paragraph 4 have been satisfied (or waived by Lender) is referred to herein as the "Effective Date."

         5. References. From and after the Effective Date, all references to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

         6. Current Defaults. Nothing herein, or actions taken or not taken by Lender pursuant hereto or pursuant to the Loan Documents, shall or be deemed to
(i) constitute a waiver of any Event of Default or Unmatured Event of Default except for the Current Defaults or (ii) constitute a course of dealing among the parties.

         7. Representations and Warranties. Each Borrower hereby confirms to Lender that the representations and warranties set forth in the Credit Agreement and the Related Documents to which it is a party are true and correct as of the date hereof after giving effect to this Amendment, except to the extent such representations and warranties expressly relate to an earlier date and except as disclosed in the schedules attached to the most recent Notice Prime Rate Activity, Notice of LIBOR Activity or LC Guaranty Request. Each Borrower represents and warrants to Lender that (a) it has full power and authority to execute and deliver this Amendment and to perform its obligations hereunder, (b) upon the execution and delivery hereof, this Amendment will be valid, binding and enforceable upon it in accordance with its terms, (c) the execution and delivery of this Amendment does not and will not contravene, conflict with, violate or constitute a default under (A) the organizational documents or operating agreement of any Borrower or (B) any applicable law, rule, regulation, judgment, decree or order of which any Borrower has knowledge or any agreement, indenture or instrument to which any Borrower is a party or is bound or which is binding upon or applicable to all or any portion of its property, and (d) no Material Adverse Effect has occurred since the date of the last financial statements delivered by Borrowers to Lender.

         8. Costs and Expenses. Borrowers agree, jointly and severally, to reimburse Lender for all out of pocket expenses incurred in the preparation, negotiation and execution of this Amendment and the consummation of the transactions contemplated hereby, including, without limitation, the expenses and fees of counsel for Lender.

         9. No Further Amendments; Ratification of Liability. Except as amended hereby, the Credit Agreement and each of the Related Documents shall remain in full force and effect in accordance with their respective terms. Each Borrower hereby ratifies and confirms its liabilities, obligations and agreements under the Credit Agreement and the Related Documents to which it is a party, all as amended by this Amendment, and the liens and security interests created thereby, and each acknowledges that (a) it has no defenses, claims or set-offs to the enforcement of such liabilities, obligations and agreements, (b) Lender has fully performed all obligations to Borrowers which it may have had or have on and as of the date hereof and (c) other than as specifically set forth herein, Lender does not waive, diminish or limit any term or condition contained in any of the Credit Agreement or the Related Documents. Lender's agreement to the terms of this Amendment or any other amendment of the Credit Agreement or Related Documents shall not be deemed to establish or create a custom or course of dealing among Lender on the one hand, and the Borrowers on the other hand. This Amendment and the documents executed and delivered pursuant to this Amendment contain the entire agreement among Lender and Borrowers with respect to the transactions contemplated by this Amendment.

         10. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.

         11. Further Assurances. Each Borrower covenants and agrees that it will at any time and from time to time do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, documents and instruments as reasonably may be required by Lender in order to effectuate fully the intent of this Amendment.

         12. Severability. If any term or provision of this Amendment or the application thereof to any party or circumstance shall be held to be invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, the validity, legality and enforceability of the remaining terms and provisions of this Amendment shall not in any way be affected or impaired thereby, and the affected term or provision shall be modified to the minimum extent permitted by law so as most fully to achieve the intention of this Amendment.

         13. Captions. The captions in this Amendment are inserted for convenience of reference only and in no way define, describe or limit the scope or intent of this Amendment or any of the provisions hereof.

                [remainder of this page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment at Chicago, Illinois as of the day and year first above written.

                            DIPLOMAT DIRECT MARKETING CORPORATION, in its capacity as Funds Administrator

                            By: /s/ WARREN H. GOLDEN
                               -------------------------------------------------
                            Name Printed: Warren Golden
                            Its: President and Chief Executive Officer


                            BROWNSTONE HOLDINGS, INC.


                            By: /s/ WARREN H. GOLDEN
                              --------------------------------------------------
                            Name Printed: Warren Golden
                            Its: Vice President


                            ECOLOGY KIDS, INC.


                            By: /s/ WARREN H. GOLDEN
                               -------------------------------------------------
                            Name Printed: Warren Golden
                            Its: Chief Financial Officer


                            DIPLOMAT HOLDINGS, INC.


                            By: /s/ WARREN H. GOLDEN
                               -------------------------------------------------
                            Name Printed: Warren Golden
                            Its: Chief Financial Officer


                            LEW MAGRAM LTD.

                            By: /s/ WARREN H. GOLDEN
                               -------------------------------------------------
                            Name Printed: Warren Golden
                            Its: Executive Vice President

                           FIRST SOURCE FINANCIAL LLP
                           By: First Source Financial, Inc.
                           Its: Manager


                           By: /s/ CHESTER R. ZARA
                              --------------------------------------------------
                           Name Printed: Chester R. Zara
                           Its: Senior Vice President

                               Guarantor's Consent

         The undersigned, Robert Rubin, has heretofore executed and delivered to the Lender a Guaranty dated as of May 12, 1999 and hereby consents to the Amendment as set forth above and confirms that its Guaranty and all of the undersigned's obligations thereunder remain in full force and effect. The undersigned further agrees that the consent of the undersigned to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the Guaranty referred to above.

                                         /s/ ROBERT RUBIN
                                         ---------------------------------------
                                         ROBERT RUBIN